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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 2000

                                 SUPERVALU INC.
             (Exact name of registrant as specified in its charter)


        Delaware                    1-5418                41-0617000
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(State or other jurisdiction      (Commission           (I.R.S. Employer
    of incorporation)             File Number)         Identification No.)


         11840 Valley View Road
         Eden Prairie, Minnesota                            55344
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(Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (952) 828-4000
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          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.
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         The Registrant has scheduled a conference call with securities analysts on December 18, 2000 at 4:30 p.m. CST, to discuss its earnings results for the third quarter ended December 2, 2000. A live and archived webcast of the conference call will be available at "www.supervalu.com" in the financial information section. A telephone replay of the call is available by calling 1-630-652-3018 (enter pass code 3093153). The telephone replay and archived webcast will be available until December 22, 2000. In addition, the Registrant plans to issue a press release on December 18, 2000 concerning its third quarter earnings results.




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 13, 2000

                                       SUPERVALU INC.


                                       By: /s/ Pamela K. Knous
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                                           Pamela K. Knous
                                           Executive Vice President, Chief
                                             Financial Officer
                                           (Authorized Officer of Registrant)


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